Exhibit 99.2
FIRST QUARTER 2026
SUPPLEMENTAL DATA
MARCH 31, 2026

2

ABOUT PARK AND SAFE HARBOR DISCLOSURE
About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 33 premium-branded hotels and resorts with over 22,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including the use of proceeds from Park’s $800 million senior unsecured delayed draw term loan facility (“2025 Delayed Draw Term Loan”) and Park’s $700 million delayed draw loan facility (“Bonnet Creek Mortgage Loan”), which will be secured by the 1,009-room Signia by Hilton Orlando Bonnet Creek and 502-room Waldorf Astoria Bonnet Creek and associated golf course (collectively, the
“Bonnet Creek complex”) when drawn upon, and the anticipated repayment and refinancing of certain of Park’s indebtedness, the completion of capital allocation priorities, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends, including trade policy, travel barriers or changes in travel preferences for U.S. destinations, including as a result of government and agency shutdowns), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, including of Park’s Non-Core hotels (as defined below), and the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,”
“seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in
Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel
Adjusted EBITDA margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions”
section for additional information and reconciliations of such non-GAAP financial measures.

3
HILTON NEW ORLEANS RIVERSIDE
TABLE OF CONTENTS

4
WALDORF ASTORIA ORLANDO
FINANCIAL
STATEMENTS

5
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share data)	March 31, 2026	December 31, 2025
	(unaudited)
ASSETS
Property and equipment, net	$6,976	$6,955
Assets held for sale, net	—	14
Intangibles, net	41	41
Cash and cash equivalents	156	232
Restricted cash	34	32
Accounts receivable, net of allowance for doubtful accounts of $3 and $2	142	116
Prepaid expenses	66	60
Other assets	77	80
Operating lease right-of-use assets	166	170
TOTAL ASSETS (variable interest entities – $207 and $207)	$7,658	$7,700
LIABILITIES AND EQUITY
Liabilities
Debt	$3,838	$3,838
Accounts payable and accrued expenses	225	198
Dividends payable	50	56
Due to hotel managers	104	134
Other liabilities	201	189
Operating lease liabilities	207	209
Total liabilities (variable interest entities – $197 and $198)	4,625	4,624
Stockholders’ Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 202,511,845 shares issued and 201,249,407 shares outstanding as of March 31, 2026 and 200,938,658 shares issued and 199,901,086 shares outstanding as of December 31, 2025	2	2
Additional paid-in capital	4,023	4,031
Accumulated deficit	(937)	(902)
Total stockholders’ equity	3,088	3,131
Noncontrolling interests	(55)	(55)
Total equity	3,033	3,076
TOTAL LIABILITIES AND EQUITY	$7,658	$7,700

6
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in millions, except per share data)	Three Months Ended March 31,
	2026	2025
Revenues
Rooms	$356	$363
Food and beverage	182	182
Ancillary hotel	60	63
Other	24	22
Total revenues	622	630

Operating expenses
Rooms	97	100
Food and beverage	122	123
Other departmental and support	145	151
Other property	54	57
Management fees	30	30
Impairment	5	70
Depreciation and amortization	64	69
Corporate general and administrative	18	18
Other	24	21
Total expenses	559	639

Loss on sale of assets, net	(1)	—
Gain on derecognition of assets	—	16

Operating income	62	7

Interest income	1	3
Interest expense	(51)	(52)
Interest expense associated with hotels in receivership	—	(16)
Equity in earnings from investments in affiliates	1	—
Other gain, net	—	2

Income (loss) before income taxes	13	(56)
Income tax expense	(1)	(1)
Net income (loss)	12	(57)
Net income attributable to noncontrolling interests	(1)	—
Net income (loss) attributable to stockholders	$11	$(57)

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.05	$(0.29)
Earnings (loss) per share – Diluted	$0.05	$(0.29)

Weighted average shares outstanding – Basic	199	200
Weighted average shares outstanding – Diluted	200	200

7
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY
FINANCIAL
INFORMATION

8
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
EBITDA AND ADJUSTED EBITDA

(unaudited, in millions)	Three Months Ended March 31,
	2026	2025
Net income (loss)	$12	$(57)
Depreciation and amortization expense	64	69
Interest income	(1)	(3)
Interest expense	51	52
Interest expense associated with hotels in receivership(1)	—	16
Income tax expense	1	1
Interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	—	2
EBITDA	127	80
Loss on sale of assets, net	1	—
Gain on derecognition of assets(1)	—	(16)
Share-based compensation expense	4	4
Impairment	5	70
Other items	6	6
Adjusted EBITDA	$143	$144
_____________________________________
(1)For the three months ended March 31, 2025, represents accrued interest expense associated with the default of the $725 million non-recourse CMBS loan (“SF Mortgage Loan”), which was offset by a gain on derecognition for the corresponding increase of the contract asset on Park’s condensed consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the 1,921-room
Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”), which were sold by the court-appointed receiver on
November 21, 2025.

9
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE AND CORE HOTEL ADJUSTED EBITDA, HOTEL REVENUES AND
HOTEL ADJUSTED EBITDA MARGIN

(unaudited, dollars in millions)	Three Months Ended March 31,
	2026	2025
Adjusted EBITDA	$143	$144
Less: Adjusted EBITDA from investments in affiliates	(6)	(8)
Add: All other(1)	14	15
Hotel Adjusted EBITDA	151	151
Less: Adjusted EBITDA from hotels disposed of	1	2
Comparable Hotel Adjusted EBITDA	152	153
Less: Adjusted EBITDA from Non-Core hotels	(11)	(9)
Core Hotel Adjusted EBITDA	$141	$144

	Three Months Ended March 31,
	2026	2025
Total Revenues	$622	$630
Less: Other revenue	(24)	(22)
Less: Revenues from hotels disposed of	(7)	(27)
Comparable Hotel Revenues	591	581
Less: Hotel Revenues from Non-Core hotels	(81)	(79)
Core Hotel Revenues	$510	$502

	Three Months Ended March 31,
	2026	2025	Change(2)
Total Revenues	$622	$630	(1.4)%
Operating income	$62	$7	798.4%
Operating income margin(2)	9.9%	1.1%	880 bps

Comparable Hotel Revenues	$591	$581	1.8%
Comparable Hotel Adjusted EBITDA	$152	$153	(0.3)%
Comparable Hotel Adjusted EBITDA margin(2)	25.8%	26.4%	(60) bps

Core Hotel Revenues	$510	$502	1.7%
Core Hotel Adjusted EBITDA	$141	$144	(2.0)%
Core Hotel Adjusted EBITDA margin(2)	27.7%	28.7%	(100) bps
______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

10
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE, CORE AND NON-CORE HOTEL ADJUSTED EBITDA

(unaudited, in millions)	Three Months Ended March 31, 2026
	Total	Core Hotels	Non-Core Hotels

Hotel Revenues
Rooms	$356	$299	$57
Food and beverage	182	157	25
Ancillary hotel	60	54	6
Total hotel revenues	598	510	88

Less:
Rooms expense	97	80	17
Food and beverage expense	122	106	16
Other departmental and support expense	145	117	28
Management fees	30	26	4
Other property expenses(1)	53	40	13
Total hotel expenses	447	369	78

Hotel Adjusted EBITDA	151	141	10
Less: Adjusted EBITDA from hotels disposed of	1	—	1
Comparable Hotel Adjusted EBITDA	$152	$141	$11
______________________________________________________________
(1)Total other property expenses primarily include real and personal property taxes, other local taxes, ground rent, equipment rent and property insurance incurred in the normal course of business.

11
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NAREIT FFO AND ADJUSTED FFO

(unaudited, in millions, except per share data)	Three Months Ended March 31,
	2026	2025
Net income (loss) attributable to stockholders	$11	$(57)
Depreciation and amortization expense	64	69
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)
Loss on sale of assets, net	1	—
Gain on derecognition of assets(1)	—	(16)
Impairment	5	70
Equity investment adjustments:
Equity in earnings from investments in affiliates	(1)	—
Pro rata FFO of investments in affiliates	—	1
Nareit FFO attributable to stockholders	79	66
Share-based compensation expense	4	4
Interest expense associated with hotels in receivership(1)	—	16
Other items	7	6
Adjusted FFO attributable to stockholders	$90	$92
Nareit FFO per share – Diluted(2)	$0.39	$0.33
Adjusted FFO per share – Diluted(2)	$0.45	$0.46
Weighted average shares outstanding – Diluted(3)	200	200
__________________________________________________________________________
(1)For the three months ended March 31, 2025, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on Park’s condensed consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-appointed receiver on November 21, 2025.
(2)Per share amounts are calculated based on unrounded numbers.
(3)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of March 31, 2026, see page 5.

12
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
GENERAL AND ADMINISTRATIVE EXPENSES

(unaudited, in millions)	Three Months Ended March 31,
	2026	2025
Corporate general and administrative expenses	$18	$18
Less:
Share-based compensation expense	4	4
Other corporate expenses	1	1
G&A, excluding expenses not included in Adjusted EBITDA	$13	$13

13
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NET DEBT AND NET DEBT TO COMPARABLE ADJUSTED EBITDA RATIO

(unaudited, in millions)
	March 31, 2026	December 31, 2025
Debt	$3,838	$3,838
Add: unamortized deferred financing costs and discount	16	18
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,854	3,856
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	130	129
Less: cash and cash equivalents	(156)	(232)
Less: restricted cash	(34)	(32)
Net Debt	$3,794	$3,721
TTM Comparable Adjusted EBITDA(1)	$601	$602
Net Debt to TTM Comparable Adjusted EBITDA ratio	6.31x	6.18x
_____________________________________
(1)See pages 28 and 29 for trailing twelve months (“TTM”) Comparable Adjusted EBITDA as of March 31, 2026 and December 31, 2025, respectively.

14
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND
ASSUMPTIONS

15
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
FULL-YEAR 2026 OUTLOOK

Park expects full-year 2026 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2026 Outlook as of April 30, 2026		Full-Year 2026 Outlook as of February 19, 2026		Change at Midpoint
Metric	Low	High	Low	High

RevPAR	$192	$196	$190	$194	$2
RevPAR change vs. 2025	0.5%	2.5%	0.0%	2.0%	50 bps

Net income	$66	$96	$69	$99	$(3)
Net income attributable to stockholders	$58	$88	$62	$92	$(4)
Earnings per share – Diluted(1)	$0.29	$0.44	$0.31	$0.46	$(0.02)

Adjusted EBITDA	$587	$617	$580	$610	$7
Adjusted FFO per share – Diluted(1)	$1.74	$1.90	$1.73	$1.89	$0.01
__________________________________________________________________________
(1)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Includes the impact of renovations at the Royal Palm South Beach Miami, a Tribute Portfolio Resort (“Royal Palm”) of 30 basis points to RevPAR growth;
•Includes approximately $13 million of incremental interest expense from the expected refinancing of $1.4 billion of mortgage debt maturing in 2026;
•Operating expenses for Park’s hotels are expected to increase 2.4% to 3.4%;
•Fully diluted weighted average shares for the full-year 2026 of 200 million; and
•Park’s current portfolio as of April 30, 2026 and does not take into account potential future acquisitions, dispositions or any financing transactions, except as noted above, which could result in a material change to Park’s outlook.
Park’s full-year 2026 outlook is based on several factors, many of which are outside the Company’s control, including uncertainty surrounding macroeconomic factors, such as inflation, changes in interest rates and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change. Additionally, Park’s full-year 2026 outlook does not include assumptions around the incremental impact of tariff announcements
(including any foreign tariffs announced in response to changes in U.S. trade policy), changes in travel patterns to or in the U.S. as a result of foreign conflicts, disapproval of U.S. foreign or domestic policy, or government or agency shutdowns as the net effect of such announcements or events cannot be ascertained or quantified at this time.

16
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA AND ADJUSTED EBITDA

	Year Ending
(unaudited, in millions)	December 31, 2026
	Low Case	High Case
Net income	$66	$96
Depreciation and amortization expense	252	252
Interest income	(5)	(5)
Interest expense	222	222
Income tax expense	8	8
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2
EBITDA	545	575
Loss on sales of assets, net	2	2
Share-based compensation expense	19	19
Impairment	5	5
Other items	16	16
Adjusted EBITDA	$587	$617

17
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
NAREIT FFO AND ADJUSTED FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2026
	Low Case	High Case
Net income attributable to stockholders	$58	$88
Depreciation and amortization expense	252	252
Depreciation and amortization expense attributable to noncontrolling interests	(3)	(3)
Loss on sales of assets, net	2	2
Impairment	5	5
Equity investment adjustments:
Equity in earnings from investments in affiliates	(5)	(5)
Pro rata FFO of equity investments	5	5
Nareit FFO attributable to stockholders	314	344
Share-based compensation expense	19	19
Other items	16	18
Adjusted FFO attributable to stockholders	$349	$381
Adjusted FFO per share – Diluted(1)	$1.74	$1.90
Weighted average diluted shares outstanding	200	200
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

18
HILTON WAIKOLOA VILLAGE
PORTFOLIO
AND
OPERATING
METRICS

19
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF APRIL 30, 2026

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Core Hotels
Hilton Hawaiian Village Waikiki Beach Resort	2,886	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	661	Hawaii	241,000	Fee Simple	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$50
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$121
Waldorf Astoria Orlando	502	Orlando	121,000	Fee Simple	100%	—
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$152
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Consolidated Core Hotels (20 Hotels)	15,778		1,713,000			$1,598

20
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF APRIL 30, 2026 (CONTINUED)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Non-Core Hotels
Hilton Orlando Lake Buena Vista	814	Orlando	87,000	Leasehold	100%	—
The Wade	520	Chicago	21,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Boston Marriott Newton	430	Boston	35,000	Fee Simple	100%	—
The Midland Hotel, a Tribute Portfolio Hotel	403	Chicago	13,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	22,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	35,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
Total Consolidated Non-Core Hotels (11 Hotels)	4,689		321,000			$30

Unconsolidated Joint Ventures
Hilton Orlando(2)	1,424	Orlando	236,000	Fee Simple	20%	$105
Embassy Suites Alexandria Old Town(3)	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Ventures (2 Hotels)	1,712		247,000			$130

Grand Total (33 Hotels)	22,179		2,281,000			$1,758
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.
(2)Included in Park’s Core portfolio.
(3)Included in Park’s Non-Core portfolio.

21
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE, CORE AND NON-CORE HOTELS: Q1 2026 VS Q1 2025

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		1Q26	1Q25	Change(1)	1Q26	1Q25	Change	1Q26	1Q25	Change(1)	1Q26	1Q25	Change(1)
	Consolidated Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$280.09	$294.20	(4.8)%	82.2%	77.5%	4.7% pts	$230.18	$228.03	0.9%	$388.56	$375.14	3.6%
2	Hilton Waikoloa Village	347.02	342.90	1.2	85.7	82.1	3.6	297.23	281.38	5.6	600.61	620.37	(3.2)
3	Signia by Hilton Orlando Bonnet Creek	296.25	282.00	5.1	84.3	78.0	6.3	249.73	220.06	13.5	650.57	589.74	10.3
4	Waldorf Astoria Orlando	489.06	471.63	3.7	85.3	74.9	10.4	417.28	353.35	18.1	762.98	639.58	19.3
5	New York Hilton Midtown	265.67	269.13	(1.3)	78.2	70.5	7.7	207.88	189.87	9.5	320.18	304.26	5.2
6	Hilton New Orleans Riverside	225.43	260.85	(13.6)	68.0	69.0	(1.0)	153.24	180.02	(14.9)	284.35	323.96	(12.2)
7	Caribe Hilton	375.67	341.93	9.9	94.0	92.2	1.8	353.12	315.29	12.0	524.09	456.78	14.7
8	Hilton Boston Logan Airport	217.53	201.80	7.8	91.3	90.4	0.9	198.65	182.39	8.9	256.05	235.51	8.7
9	Hyatt Regency Boston	191.16	198.14	(3.5)	74.3	68.7	5.6	142.02	136.02	4.4	194.85	179.83	8.4
10	Hilton Santa Barbara Beachfront Resort	267.68	260.95	2.6	78.1	65.4	12.7	209.18	170.74	22.5	350.11	284.34	23.1
11	Hyatt Regency Mission Bay Spa and Marina	226.49	215.94	4.9	78.6	73.4	5.2	178.01	158.57	12.3	333.53	292.34	14.1
12	Casa Marina Key West, Curio Collection	737.33	712.26	3.5	94.1	89.0	5.1	693.60	633.58	9.5	1,019.99	931.20	9.5
13	The Reach Key West, Curio Collection	641.32	634.57	1.1	93.2	88.6	4.6	598.00	562.23	6.4	835.25	830.59	0.6
14	Hilton Chicago	158.35	166.23	(4.7)	44.9	48.5	(3.6)	71.16	80.72	(11.8)	139.78	166.71	(16.2)
15	Hilton Denver City Center	174.46	166.01	5.1	65.0	57.7	7.3	113.38	95.77	18.4	165.65	154.19	7.4
16	DoubleTree Hotel Washington DC – Crystal City	192.11	191.95	0.1	65.3	71.5	(6.2)	125.38	137.11	(8.6)	178.93	186.86	(4.2)
17	Hilton McLean Tysons Corner	216.74	211.82	2.3	54.6	65.5	(10.9)	118.32	138.75	(14.7)	183.49	217.55	(15.7)
18	JW Marriott San Francisco Union Square	563.55	471.60	19.5	66.8	62.8	4.0	376.59	296.35	27.1	512.11	405.93	26.2
19	Juniper Hotel Cupertino, Curio Collection	247.47	221.00	12.0	69.6	60.5	9.1	172.23	133.75	28.8	192.60	148.17	30.0
	Total Consolidated Core Hotels excluding Royal Palm	288.30	285.35	1.0	74.9	71.8	3.1	215.90	204.89	5.4	368.02	352.27	4.5
20	Royal Palm South Beach Miami(2)	—	358.65	(100.0)	—	86.4	(86.4)	—	309.76	(100.0)	—	400.66	(100.0)
	Total Consolidated Core Hotels (20 Hotels)	288.30	287.54	0.3	73.0	72.1	0.9	210.52	207.50	1.5	358.86	353.48	1.5

	Total Consolidated Non-Core Hotels (11 Hotels)	186.68	188.61	(1.0)	67.2	62.5	4.7	125.52	117.92	6.4	193.69	188.61	2.7
	Total Comparable Hotels (31 Hotels)	$266.47	$267.26	(0.3)%	71.7%	70.0%	1.7% pts	$191.05	$186.96	2.2%	$321.02	$315.66	1.7%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

22
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE, CORE AND NON-CORE HOTELS: Q1 2026 VS Q1 2025 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		1Q26	1Q25	Change(1)	1Q26	1Q25	Change(1)	1Q26	1Q25	Change
	Consolidated Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$34	$32	4.1%	$101	$97	4.1%	33.4%	33.4%	—	bps
2	Hilton Waikoloa Village	11	13	(15.2)	36	36	(2.0)	31.7	36.6	(490)
3	Signia by Hilton Orlando Bonnet Creek	26	23	14.2	59	54	10.3	44.5	43.0	150
4	Waldorf Astoria Orlando	14	11	32.7	34	29	19.3	40.8	36.7	410
5	New York Hilton Midtown	(5)	(4)	(10.0)	54	51	5.2	(8.9)	(8.5)	(40)
6	Hilton New Orleans Riverside	16	20	(21.0)	42	47	(12.2)	37.9	42.1	(420)
7	Caribe Hilton	12	9	29.8	31	27	14.7	38.8	34.3	450
8	Hilton Boston Logan Airport	2	2	(4.3)	14	13	8.7	15.3	17.4	(210)
9	Hyatt Regency Boston	1	1	(54.6)	9	8	8.4	5.7	13.7	(800)
10	Hilton Santa Barbara Beachfront Resort	4	3	40.7	11	9	23.1	31.5	27.6	390
11	Hyatt Regency Mission Bay Spa and Marina	2	2	29.2	13	12	14.1	19.0	16.8	220
12	Casa Marina Key West, Curio Collection	15	13	12.1	29	26	9.5	51.5	50.3	120
13	The Reach Key West, Curio Collection	5	5	3.6	11	11	0.6	48.6	47.2	140
14	Hilton Chicago	(6)	(3)	(98.1)	19	23	(16.2)	(33.4)	(14.1)	(1,930)
15	Hilton Denver City Center	2	2	49.8	9	9	7.4	26.5	19.0	750
16	DoubleTree Hotel Washington DC – Crystal City	2	3	(14.0)	10	11	(4.2)	22.5	25.1	(260)
17	Hilton McLean Tysons Corner	—	1	(65.7)	8	9	(15.7)	6.5	16.0	(950)
18	JW Marriott San Francisco Union Square	6	4	46.7	16	13	26.2	35.3	30.4	490
19	Juniper Hotel Cupertino, Curio Collection	1	—	125.0	4	3	30.0	27.8	16.0	1,180
	Total Consolidated Core Hotels excluding Royal Palm	142	137	4.0	510	488	4.6	28.0	28.2	(20)
20	Royal Palm South Beach Miami(2)	(1)	7	(116.8)	—	14	(100.0)	—	50.2	(5,020)
	Total Consolidated Core Hotels (20 Hotels)	141	144	(2.0)	510	502	1.7	27.7	28.7	(100)

	Total Consolidated Non-Core Hotels (11 Hotels)	11	9	26.7	81	79	2.7	13.4	10.9	250
	Total Comparable Hotels (31 Hotels)	$152	$153	(0.3)%	$591	$581	1.8%	25.8%	26.4%	(60)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

23
HILTON DENVER CITY CENTER
PROPERTIES
ACQUIRED AND
SOLD

24
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD

TOTAL ACQUISITIONS
Year	Number of Hotels	Room Count	Total Consideration
			(in millions)

2019	18	5,981	$2,500.0

	18	5,981	$2,500.0

TOTAL SALES
Year	Number of Hotels	Room Count	Gross Proceeds(1)
			(in millions)

2018	13	3,193	$519.0
2019	8	2,597	496.9
2020	2	700	207.9
2021	5	1,042	476.6
2022	7	2,207	316.9
2023	1	508	118.3
2024	2	769	76.3
2025	2	875	120.0
2026	2	589	30.5

	42(2)	12,480	$2,362.4
____________________________________
(1)Gross proceeds from the sale of joint ventures represent Park’s pro-rata share.
(2)To date, Park has sold its interest in 42 hotels. In addition, eight other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels, which were placed into receivership in October 2023, were sold by the court-appointed receiver in November 2025.

25
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD
NON-CORE DISPOSITION INITIATIVE - STATUS SINCE JANUARY 1, 2026

(unaudited, dollars in millions)

Status	# of Hotels	Room Count	2025 Hotel Adjusted EBITDA(1)
Sold in 2026	2	589	$4

Remaining Non-Core Hotels To Be Sold	9	4,018	$41
Remaining Safehold Leases(2)	3	959	$16
Total Remaining Non-Core Hotels	12	4,977	$57
____________________________________
(1)Includes Park’s share from its Non-Core unconsolidated joint venture.
(2)Timing for the disposition of the Hilton Salt Lake City Center, DoubleTree Hotel San Diego - Mission Valley and DoubleTree Hotel Durango cannot be determined given ongoing litigation.

26
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE
SUPPLEMENTARY
FINANCIAL
INFORMATION

27
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL METRICS

	Three Months Ended				TTM
(unaudited, dollars in millions)	June 30,	September 30,	December 31,	March 31,	March 31,
	2025	2025	2025	2026	2026
Comparable RevPAR(1)	$203.11	$183.49	$190.83	$191.05	$192.10
Comparable Occupancy	77.0%	74.0%	71.1%	71.7%	73.4%
Comparable ADR	$263.94	$248.07	$268.53	$266.47	$261.64

Total Revenues	$672	$610	$629	$622	$2,533
Operating income (loss)	$65	$59	$(164)	$62	$22
Operating income (loss) margin(2)	9.6%	9.7%	(26.0)%	9.9%	0.9%

Comparable Hotel Revenues (in millions)	$617	$554	$587	$591	$2,349
Comparable Hotel Adjusted EBITDA (in millions)	$188	$137	$163	$152	$640
Comparable Hotel Adjusted EBITDA margin(2)	30.5%	24.6%	27.7%	25.8%	27.2%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2025	2025	2025	2025	2025
Comparable RevPAR	$186.96	$203.11	$183.49	$190.83	$191.09
Comparable Occupancy	70.0%	77.0%	74.0%	71.1%	73.0%
Comparable ADR	$267.26	$263.94	$248.07	$268.53	$261.80

Total Revenues	$630	$672	$610	$629	$2,541
Operating income (loss)	$7	$65	$59	$(164)	$(33)
Operating income (loss) margin(2)	1.1%	9.6%	9.7%	(26.0)%	(1.3)%

Comparable Hotel Revenues (in millions)	$581	$617	$554	$587	$2,339
Comparable Hotel Adjusted EBITDA (in millions)	$153	$188	$137	$163	$641
Comparable Hotel Adjusted EBITDA margin(2)	26.4%	30.5%	24.6%	27.7%	27.4%
________________________________________
(1)Comparable RevPAR, excluding the Royal Palm, which suspended operations in mid-May 2025 for a comprehensive renovation, increased 5.5% for the three months ended March 31, 2026 compared to the same period in 2025.
(2)Percentages are calculated based on unrounded numbers.

28
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – TTM 2026

	Three Months Ended				TTM
(unaudited, in millions)	June 30,	September 30,	December 31,	March 31,	March 31,
	2025	2025	2025	2026	2026
Net (loss) income	$(2)	$(14)	$(204)	$12	$(208)
Depreciation and amortization expense	122	78	67	64	331
Interest income	(2)	(3)	(2)	(1)	(8)
Interest expense	53	53	51	51	208
Interest expense associated with hotels in receivership(1)	16	16	10	—	42
Income tax expense (benefit)	1	6	(1)	1	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	1	—	5
EBITDA	190	138	(78)	127	377
(Gain) loss on sales of assets, net(2)	(1)	—	(17)	1	(17)
Gain on derecognition of assets(1)	(16)	(16)	(10)	—	(42)
Share-based compensation expense	5	5	5	4	19
Impairment and casualty loss	—	—	249	5	254
Other items	5	3	3	6	17
Adjusted EBITDA	183	130	152	143	608
Less: Adjusted EBITDA from hotels disposed of	(3)	(4)	2	1	(4)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	—	(1)	—	(3)
Comparable Adjusted EBITDA	178	126	153	144	601
Less: Adjusted EBITDA from investments in affiliates	(3)	(3)	(2)	(6)	(14)
Add: All other(3)	13	14	12	14	53
Comparable Hotel Adjusted EBITDA	$188	$137	$163	$152	$640
_____________________________________
(1)Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-appointed receiver on November 21, 2025.
(2)For the three months ended December 31, 2025, includes a gain of $16 million on the sale of Park’s ownership interest in the Capital Hilton included in other gain (loss), net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

29
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – FULL-YEAR 2025

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2025	2025	2025	2025	2025
Net income	$(57)	$(2)	$(14)	$(204)	$(277)
Depreciation and amortization expense	69	122	78	67	336
Interest income	(3)	(2)	(3)	(2)	(10)
Interest expense	52	53	53	51	209
Interest expense associated with hotels in receivership(1)	16	16	16	10	58
Income tax expense (benefit)	1	1	6	(1)	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	2	1	7
EBITDA	80	190	138	(78)	330
Gain on sales of assets, net(2)	—	(1)	—	(17)	(18)
Gain on derecognition of assets(1)	(16)	(16)	(16)	(10)	(58)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	70	—	—	249	319
Other items	6	5	3	3	17
Adjusted EBITDA	144	183	130	152	609
Less: Adjusted EBITDA from hotels disposed of	2	(3)	(4)	2	(3)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(2)	—	(1)	(4)
Comparable Adjusted EBITDA	145	178	126	153	602
Less: Adjusted EBITDA from investments in affiliates	(7)	(3)	(3)	(2)	(15)
Add: All other(3)	15	13	14	12	54
Comparable Hotel Adjusted EBITDA	$153	$188	$137	$163	$641
_____________________________________
(1)For the year ended December 31, 2025, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on Park’s condensed consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-
appointed receiver on November 21, 2025.
(2)For the year ended December 31, 2025, includes a gain of $16 million on the sale of Park’s ownership interest in the Capital Hilton included in other gain (loss), net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

30
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL REVENUES – 2026 AND 2025

	Three Months Ended				TTM
(unaudited, in millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2026
Total Revenues	$672	$610	$629	$622	$2,533
Less: Other revenue	(23)	(23)	(24)	(24)	(94)
Less: Revenues from hotels disposed of	(32)	(33)	(18)	(7)	(90)
Comparable Hotel Revenues	$617	$554	$587	$591	$2,349

	Three Months Ended				Full-Year
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
Total Revenues	$630	$672	$610	$629	$2,541
Less: Other revenue	(22)	(23)	(23)	(24)	(92)
Less: Revenues from hotels disposed of	(27)	(32)	(33)	(18)	(110)
Comparable Hotel Revenues	$581	$617	$554	$587	$2,339

31
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL
STRUCTURE

32
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL STRUCTURE
FIXED AND VARIABLE RATE DEBT

(unaudited, dollars in millions)				As of March 31, 2026

Debt	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	September 2026(1)	$50
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	121
Mortgage loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	152
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		6.88%	2027 to 2030	1
Total Fixed Rate Debt		5.11%(2)		3,654

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 2.25%	September 2029	—
2024 Term Loan	Unsecured	SOFR + 2.20%	May 2027	200
2025 Delayed Draw Term Loan(3)	Unsecured	SOFR + 2.20%	January 2030	—
Total Variable Rate Debt		5.88%		200

Less: unamortized deferred financing costs and discount				(16)
Total Debt(4)		5.15%(2)		$3,838
_____________________________________
(1)The loan matures in August 2042 but became callable by the lender in August 2022 with six months notice. As of March 31, 2026, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)As of April 30, 2026, Park has approximately $1 billion of available capacity under the senior unsecured revolving credit facility (“Revolver”) with no outstanding letters of credit and $800 million of its
2025 Delayed Draw Term Loan available.
(4)Excludes $130 million of Park’s share of debt of its unconsolidated joint ventures.

HYATT REGENCY
HYATT REGENCY

PARK
HOTELS & RESORTS

33
HYATT REGENCY BOSTON
DEFINITIONS

34
HYATT REGENCY BOSTON
DEFINITIONS
Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable
Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable
Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable hotel financial data includes results from Park’s consolidated hotels and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable hotel financial data excludes results from property dispositions that have occurred prior to April 30, 2026.
Core/Non-Core
The Company’s Core portfolio includes 20 of Park’s consolidated hotels and 1 of Park’s unconsolidated hotels and consists primarily of hotels and resorts that cater to group and leisure demand. As of March 31, 2026, Park’s Non-Core portfolio included 12 consolidated hotels and 1 unconsolidated hotel. As of April 30, 2026, Park had 11 consolidated hotels and 1 unconsolidated hotel remaining in its Non-Core portfolio.
Financial data presented for Park’s Core and Non-Core hotels are based on its consolidated hotels only.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.
Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park’s ongoing operating performance or incurred in the normal course of business, and thus, excluded from management’s analysis in making day-to-day operating decisions and evaluations of Park’s operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The
Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the
Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

35
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”)
GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted
EBITDA margin may not be comparable to similarly titled measures of other companies.
The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA,
Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted
EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as
net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs.
The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as
Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

36
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit
FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.
Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels.
Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”)
levels as demand for rooms increases or decreases.

37
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-
third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

38
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST
COVERAGE

39
HILTON SANTA BARBARA BEACHFRONT RESORT
  ANALYST COVERAGE

Analyst	Company	Phone	Email
Dany Asad	Bank of America Merrill Lynch	(646) 855-5238	dany.asad@bofa.com
Rich Hightower	Barclays	(212) 526-8768	richard.hightower@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Jay Kornreich	Cantor Fitzgerald & Co.	(602) 214-6027	jay.kornreich@cantor.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Ken Billingsley	Compass Point	(202) 534-1393	kbillingsley@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street Advisors	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Daniel Politzer	JP Morgan	(212) 622-0110	daniel.politzer@jpmorgan.com
Floris van Dijkum	Ladenburg Thalmann	(212) 409-2075	fvandijkum@ladenburg.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist	(212) 319-3915	patrick.scholes@truist.com
Robin Farley	UBS Investment Bank	(212) 713-2060	robin.farley@ubs.com
Cooper Clark	Wells Fargo Securities	(212) 214-1146	cooper.clark@wellsfargo.com
Logan Epstein	Wolfe Research	(646) 582-9267	lepstein@wolferesearch.com